UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(RULE 14a-101)

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒	Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary proxy statement
☐	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
☐	Definitive proxy statement
☒	Definitive additional materials
☐	Soliciting material pursuant to Sec. 240.14a-12

CECO ENVIRONMENTAL CORP.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of filing fee (Check the appropriate box):

☒	No Fee Required
☐	Fee paid previously with preliminary materials:
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your **Vote** Counts!

CECO ENVIRONMENTAL CORP.

2023 Annual Meeting

Vote by June 04, 2023

11:59 PM ET

CECO ENVIRONMENTAL CORP.
C/O BROADRIDGE
P.O. BOX 1342
BRENTWOOD, NY 11717

You invested in CECO ENVIRONMENTAL CORP. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 05, 2023.**

Get informed before you vote

View the Annual Report to Stockholders, Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 22, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

June 05, 2023
8:00 AM CDT

Virtually at:
www.virtualshareholdermeeting.com/CECO2023

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors **Nominees:**	
1a.	Jason DeZwirek	For
1b.	Todd Gleason	For
1c.	Robert E. Knowling, Jr.	For
1d.	Claudio A. Mannarino	For
1e.	Munish Nanda	For
1f.	Valerie Gentile Sachs	For
1g.	Richard F. Wallman	For
2.	To approve, on an advisory basis, the compensation of the Company's named executive officers.	For
3.	To ratify the appointment of BDO USA, LLP as the Company's independent registered public accounting firm for 2023.	For

NOTE: To transact such other business as may properly come before the meeting or any adjournments thereof.

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